Exhibit 21

Subsidiaries of Registrant

1001 Medical Park Drive LLC

Incorporated State: Michigan

2012 W. University Properties, LLC

Incorporated State: Delaware

2026 W. University Properties, LLC

Incorporated State: Delaware

ABS LINCS KY, LLC

Incorporated State: Virginia

Business Name: Cumberland Hall Hospital

ABS LINCS SC, Inc.

Incorporated State: South Carolina

Business Name: Palmetto Summerville Behavioral Health

ABS LINCS TN, Inc.

Incorporated State: Virginia

ACO Management Services, LLC

Incorporated State: Nevada

ACO REACH California, LLC

Incorporated State: Delaware

ACO REACH DC, LLC

Incorporated State: Delaware

ACO REACH Florida, LLC

Incorporated State: Delaware

ACO REACH Nevada, LLC

Incorporated State: Delaware

ACO REACH NW Texas, LLC

Incorporated State: Delaware

ACO REACH South Texas, LLC

Incorporated State: Delaware

ACO REACH Texoma, LLC

Incorporated State: Delaware

Aiken Professional Association, LLC

Incorporated State: South Carolina

Aiken Regional Medical Centers, LLC

Incorporated State: South Carolina

Business Name: Aiken Regional Medical Centers, Aurora Pavilion Behavioral Health Services of Aiken Regional Medical Centers and The Surgery Center of Aiken

Aiken Regional Medical Centers Surgery Center, LLC

Incorporated State: Delaware

Aiken Regional Receivables, L.L.C

Incorporated State: Delaware

Alabama Clinical Schools, Inc.

Incorporated State: Alabama

Business Name: Alabama Clinical Schools

Alliance Health Center, Inc.

Incorporated State: Mississippi

Business Name: Alliance Health Center

Alternative Behavioral Services, Inc.

Incorporated State: Virginia

Amarillo Clinical Services, Inc.

Incorporated State: Texas

Ambulatory Surgery Center of Temecula Valley, Inc.

Incorporated State: California

Ambulatory Surgical Center of Aiken, L.L.C.

Incorporated State: South Carolina

Arbor Group, L.L.C.

Incorporation State: District of Columbia

Arbour Foundation, Inc.

Incorporated State: Massachusetts

Arrowhead Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Arrowhead Behavioral Health

ASC of Aiken, Inc.

Incorporated State: Delaware

ASC of East New Orleans, Inc.

Incorporated State: Delaware

ASC of Las Vegas, Inc.

Incorporated State: Nevada

ASC of Midwest City, Inc.

Incorporated State: Oklahoma

ASC of Puerto Rico, Inc.

Incorporated State: Delaware

Ascend Health Corporation

Incorporated State: Delaware

Atlantic Shores Hospital, LLC

Incorporated State: Delaware

Auburn Regional Medical Center, Inc.

Incorporated State: Washington

AZ Holding 4, LLC

Incorporated State: Arizona

Beach 77, LP

Incorporated State: Delaware

Behavioral Educational Services, Inc.

Incorporated State: Delaware

Behavioral Health Connections, Inc.

Incorporated State: Texas

Behavioral Healthcare Corporation

Incorporated State: Delaware

Behavioral Health Management, LLC

Incorporated State: Delaware

Business Name: Behavioral Hospital of Bellaire

Behavioral Health Realty, LLC

Incorporated State: Delaware

Behavioral Healthcare LLC

Incorporated State: Delaware

Benchmark Behavioral Health System, Inc.

Incorporated State: Utah

Business Name: Benchmark Behavioral Health System

Bergen Drummers Lane GP, LLC

Incorporated State: Pennsylvania

Bergen Drummers Lane Sub, LLC

Incorporated State: Pennsylvania

BH AZ Master, LLC

Incorporated State: Arizona

BH JV Grand Rapids Employees, LLC

Incorporated State: Delaware

BH JV Grand Rapids, LLC

Incorporated State: Michigan

BH Newco Hospital, LLC

Incorporated State:

Business Name: Via Linda Behavioral Hospital

BHC Alhambra Hospital, Inc.

Incorporated State: Tennessee

Business Name: BHC Alhambra Hospital

BHC Belmont Pines Hospital, Inc.

Incorporated State: Tennessee

Business Name: Belmont Pines Hospital

BHC Fairfax Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fairfax Behavioral Health, Fairfax Behavioral Health Monroe and Fairfax Behavioral Health Everett

BHC Fox Run Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fox Run Center

BHC Fremont Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fremont Hospital

BHC Health Services of Nevada, Inc.

Incorporated State: Nevada

BHC Heritage Oaks Hospital, Inc.

Incorporated State: Tennessee

Business Name: Heritage Oaks Hospital

BHC Holdings, Inc.

Incorporated State: Delaware

BHC Intermountain Hospital, Inc.

Incorporated State: Tennessee

Business Name: Intermountain Hospital

BHC Management Services of Streamwood, LLC

Incorporated State: Delaware

BHC Mesilla Valley Hospital, LLC

Incorporated State: Delaware

Business Name: Mesilla Valley Hospital

BHC Montevista Hospital, Inc.

Incorporated State: Nevada

BHC Northwest Psychiatric Hospital, LLC

Incorporated State: Delaware

Business Name: Brooke Glen Behavioral Hospital

BHC of Indiana, General Partnership

Incorporated State: Tennessee

BHC Pinnacle Pointe Hospital, LLC

Incorporated State: Tennessee

Business Name: Pinnacle Pointe Behavioral Healthcare System and The Pointe Outpatient Behavioral Health Services

BHC Properties, LLC

Incorporated State: Tennessee

BHC Sierra Vista Hospital, Inc.

Incorporated State: Tennessee

Business Name: Sierra Vista Hospital

BHC Streamwood Hospital, Inc.

Incorporated State: Tennessee

Business Name: Streamwood Behavioral Health System

Black Bear Treatment Center, LLC

Incorporated State: Delaware

Business Name: Black Bear Lodge

Bloomington Meadows, General Partnership

Incorporated State: Tennessee

Business Name: Bloomington Meadows Hospital

Braden River Internal Medicine Associates, LLC

Incorporation State: Florida

Brentwood Acquisition, Inc.

Incorporation State: Tennessee

Business Name: Brentwood Behavioral Healthcare

Brentwood Acquisition-Shreveport, Inc.

Incorporation State: Delaware

Business Name: Brentwood Hospital

Brynn Marr Hospital, Inc.

Incorporation State: North Carolina

Business Name: Brynn Marr Hospital

Caireach Limited

Incorporated State: United Kingdom

Business Name: Beacon Lower, Beacon Upper, Kirkside House, Kirkside Lodge and Cygnet Adarna House

California ACO Holdings, LLC

Incorporated State: California

Calvary Center, Inc.

Incorporation State: Delaware

Business Name: Calvary Healing Center

Canyon Ridge Hospital, Inc.

Incorporation State: California

Business Name: Canyon Ridge Hospital

Canyon Ridge Real Estate, LLC

Incorporation State: Delaware

Canyon West Los Angeles, LLC

Incorporated State: Delaware

Business Name: The Canyon at Encino

Cape Girardeau Behavioral Health, LLC

Incorporated State: Missouri

Business Name: Southeast Behavioral Hospital

Capitol Radiation Therapy, L.L.P.

Incorporated State: Kentucky

CAS Aspirations Properties Limited

Incorporated State: United Kingdom

CAS Aspirations Properties Limited (Jersey)

Incorporated State: United Kingdom

CAS Aspirations Properties III Limited

Incorporated State: United Kingdom

CAS Aspirations Properties V Limited

Incorporated State: United Kingdom

CAS Clifton Healthcare Limited

Incorporated State: United Kingdom

CAS Healthcare Properties Limited

Incorporated State: United Kingdom

CAS Learning Disabilities Services Limited

Incorporated State: United Kingdom

CAS St. Paul’s Limited

Incorporated State: United Kingdom

CAT Realty, LLC

Incorporated State: Delaware

CAT Seattle, LLC

Incorporated State: Delaware

Business Name: Schick Shadel Hospital

CCS/Lansing, Inc.

Incorporated State: Michigan

CDS of Nevada, Inc.

Incorporation State: Nevada

Cedar Springs Hospital, Inc.

Incorporated State: Delaware

Business Name: Cedar Springs Hospital

Central Montgomery Medical Center, L.L.C.

Incorporated State: Pennsylvania

Chalmette Medical Center, Inc.

Incorporated State: Louisiana

Children’s Comprehensive Services, Inc.

Incorporated State: Tennessee

Clinical Trials JV, LLC

Incorporated State: Delaware

Clive Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Clive Behavioral Health

Columbus Hospital Partners, LLC

Incorporated State: Tennessee

Columbus Hospital, LLC

Incorporated State: Delaware

Business Name: Columbus Behavioral Center for Children and Adolescents

Community Cornerstones, Inc.

Incorporated State: Puerto Rico

Coral Shores Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Coral Shores Behavioral Health

Cornerstone Hospital Management, LLC

Incorporated State: Texas

Cornerstone Hospital Properties, LP

Incorporated State: Texas

Cornerstone Regional Hospital, LP

Incorporated State: Texas

Business Name: Cornerstone Regional Hospital

Corona Regional Medical Center Community Fund

Incorporated State: California

Crossings Healthcare Solutions, Inc.

Incorporated State: Delaware

Crossings Software Solutions, LLC

Incorporated State: Delaware

Crossings Supply Chain Solutions, LLC

Incorporated State: Delaware

Cumberland Hospital Partners, LLC

Incorporated State: Delaware

Cumberland Hospital, LLC

Incorporated State: Virginia

Business Name: Cumberland Hospital

Cygnet 2000 Limited

Incorporated State: United Kingdom

Cygnet 2002 Limited

Incorporated State: United Kingdom

Cygnet Aspirations Developments Limited

Incorporated State: United Kingdom

Cygnet Behavioural Health Limited

Incorporated State: United Kingdom

Business Name: 1 Vincent Court, 12 Woodcross Street, 15 The Sycamores, 45 Portland Road, 4, 5, 7 The Sycamores, Adele Cottage, Cygnet Appletree, Cygnet Aspen Clinic, Cygnet Aspen House, Cygnet Brunel, Cygnet Churchill, Cygnet Delfryn Lodge, Cygnet Fountains, Cygnet Heathers, Cygnet Oaks, Cygnet Raglan House, Cygnet Sedgley House, Cygnet Sedgley Lodge, Sherwood House, Cygnet St. Augustine’s, Cygnet Teilo House, Cygnet St. William’s, Cygnet Storthfield House, Cygnet Victoria House, Cygnet Pindar House, Limes Houses, Cygnet Sherwood Lodge, Cygnet Foundations, Cygnet St. William’s, CAS Tame Meadows and Cygnet Nield House

Cygnet Care Services Limited

Incorporated State: United Kingdom

Business Name: Amberwood Lodge, Broughton House, Broughton Lodge, Nightingale, Devon Lodge, Elston House, Oakhurst Lodge, The Squirrels and Cheshire SL

Cygnet Clifton Limited

Incorporated State: United Kingdom

Business Name: Cygnet Alders Clinic, Cygnet Acer Clinic and Cygnet Hospital Clifton

Cygnet Health Care Limited

Incorporated State: United Kingdom

Business Name: Cygnet Hospital Beckton, Cygnet Hospital Bierley, Cygnet Hospital Derby, Cygnet Hospital Ealing, Cygnet Hospital Godden Green, Cygnet Hospital Harrogate, Cygnet Hospital Harrow, Cygnet Hospital Kewstoke, Cygnet Hospital Stevenage, Cygnet Hospital Wyke, Cygnet Lodge Brighouse, Cygnet Lodge Kenton, Cygnet Lodge Kewstoke Cygnet Lodge Lewisham, Cygnet Wing Blackheath, Tabley House Nursing Home, Tupwood Gate Nursing Home, Springs Community, Cygnet Springside (NW), Cygnet Hospital Taunton, Cygnet Joyce Parker Hospital and Cygnet Hospital Maidstone

Cygnet Health Developments Limited

Incorporated State: United Kingdom

Cygnet Health Properties Limited

Incorporated State: United Kingdom

Cygnet Health UK Limited

Incorporated State: United Kingdom

Cygnet Hospitals Holdings Limited

Incorporated State: United Kingdom

Cygnet Inter-Holdings Limited

Incorporated State: United Kingdom

Cygnet Learning Disabilities Limited

Incorporated State: United Kingdom

Business Name: Cygnet Hospital Colchester and Eleni House

Cygnet Learning Disabilities Midlands Limited

Incorporated State: United Kingdom

Business Name: Beeches, Birches, Cygnet Cedars, Conifers, Cygnet Elms, , Cygnet Grange, Cygnet Lodge, Cygnet Manor, Pines, Cygnet Views, Fairways, The Fields, The Gables, Gledholt, Long Eaton Day Services, Sheffield Day Services, Chaseways, Marion House, Glyn House, Morgan House, Cherry Tree House, Gledholt Mews and Coach House, Hansa Lodge, Walkern Lodge and Shear Meadow

Cygnet NW Limited

Incorporated State: United Kingdom

Business Name: Cygnet Hospital Bury, Cygnet Hospital Sheffield, Cygnet Lodge Salford

Cygnet Propco HoldCo II Limited

Incorporated State: United Kingdom

Cygnet Propco Holdco Limited

Incorporated State: United Kingdom

Cygnet Propco II Limited

Incorporated State: United Kingdom

Cygnet Propco Limited

Incorporated State: United Kingdom

Cygnet Supported Living Limited

Incorporated State: United Kingdom

Cygnet Surrey Limited

Incorporated State: United Kingdom

Business Name: Cygnet Hospital Woking, Cygnet Lodge Woking

Cygnet Trustees Limited

Incorporated State: United Kingdom

Cygnet (DH) Limited

Incorporated State: United Kingdom

Business Name: Coulby Lodge, Cedar Vale, Wast Hills, Ellen Mohr, Ranaich House, Thistle Care Home, Trinity House, Wallace Hospital, Lindsay House, Hope House, Hollyhurst, Thornfield Grange, Oaklands, Redlands, River View, Staffordshire Supported Living, Newbus Grange, Toller Road, Whorlton Hall, Willow House, Cygnet Hospital Hexham, Duchess Nina, Helensea, Ashbrook and North East Supported Living

Cygnet (OE) Limited

Incorporated State: United Kingdom

Business Name: Bostall House, Ducks Halt, The Orchards, Old Leigh House, Yew Trees, Thors Park

Cypress Creek Real Estate, L.P.

Incorporated State: Texas

Del Amo Hospital, Inc.

Incorporated State: California

Business Name: Del Amo Behavioral Health System

DHP 2131 K ST, LLC

Incorporated State: Delaware

Diamond Grove Center, LLC

Incorporated State: Delaware

Business Name: Diamond Grove Center

District Hospital Partners Receivables, L.L.C

Incorporated State: Delaware

District Hospital Partners, L.P.

Incorporated State: District of Columbia

Business Name: The George Washington University Hospital

Doctors’ Hospital of Shreveport, Inc.

Incorporated State: Louisiana

Drummers Lane Investors, LP

Incorporated State: Pennsylvania

Drummers Lane Sub, LP

Incorporated State: Pennsylvania

DVH Hospital Alliance, LLC

Incorporated State: Delaware

Business Name: Desert View Hospital

Eastern Pennsylvania Physician Alliance, LLC

Incorporated State: Pennsylvania

Edinburg Ambulatory Surgical Center, Inc.

Incorporated State: Texas

Edinburg Holdings, Inc.

Incorporated State: Delaware

Edinburg MOB Properties, LLC

Incorporated State: Texas

Edinburg Surgery Center, L.P.

Incorporated State: Delaware

EM Alliance, LLC

Incorporated State: Florida

Emerald Coast Behavioral Hospital, LLC

Incorporated State: Delaware

Business Name: Emerald Coast Behavioral Hospital

Emotional Connect, LLC

Incorporated State: Puerto Rico

Everglades Holdings, LLC

Incorporated State: Delaware

Everycorner Limited

Incorporated State: United Kingdom

Fannin Management Services, LLC

Incorporated State: Texas

FHCHS of Puerto Rico, Inc.

Incorporated State: Puerto Rico

First Hospital Corporation of Nashville

Incorporated State: Virginia

First Hospital Corporation of Virginia Beach

Incorporated State: Virginia

Business Name: Virginia Beach Psychiatric Center

First Hospital Panamericano, Inc.

Incorporated State: Puerto Rico

Business Name: Hospital Panamericano Cidra, Panamericano Ponce and Panamericano San Juan

Forest Hill Medical Properties, LLC

Incorporated State: Delaware

Forest View Psychiatric Hospital, Inc.

Incorporated State: Michigan

Business Name: Forest View Hospital

Fort Duncan Medical Center Ladies Auxiliary

Incorporated State: Texas

Fort Duncan Medical Center, Inc.

Incorporated State: Delaware

Fort Duncan Medical Center, L.P.

Incorporated State: Delaware

Business Name: Fort Duncan Regional Medical Center

Fort Duncan Medical Receivables, L.L.C

Incorporated State: Delaware

Fort Lauderdale Hospital, Inc.

Incorporated State: Florida

Business Name: Fort Lauderdale Behavioral Health Center

Foundations Atlanta, LLC

Incorporated State: Delaware

Business Name: Foundations Atlanta at Midtown

Foundations Chicago, LLC

Incorporated State: Illinois

Foundations Detroit, LLC

Incorporated State: Michigan

Business Name: Skywood Outpatient

Foundations for Home and Community, Inc.

Incorporated State: Virginia

Foundations Management, Inc.

Incorporated State: Delaware

Foundations Recovery Network, LLC

Incorporated State: Tennessee

Foundations San Diego, LLC

Incorporated State: Delaware

Foundations Virginia, LLC

Incorporated State: Delaware

Friends Behavioral Health System, L.P.

Incorporated State: Pennsylvania

Business Name: Friends Hospital

Friends GP, LLC

Incorporated State: Pennsylvania

FRN Lake County, LLC

Incorporated State: Florida

FRN Nashville, LLC

Incorporated State: Delaware

FRN Outpatient, LLC

Incorporated State: Delaware

FRN San Francisco, LLC

Incorporated State: Delaware

Business Name: Foundations San Francisco

FRN Washington, LLC

Incorporated State: Washington

FRN, Inc.

Incorporated State: Delaware

Frontline Behavioral Health, Inc.

Incorporated State: Delaware

Frontline Children’s Hospital, L.L.C.

Incorporated State: Delaware

Frontline Hospital, LLC

Incorporated State: Delaware

Business Name: North Star Hospital, Chris Kyle Patriot’s Hospital

Frontline Residential Treatment Center, LLC

Incorporated State: Delaware

Business Name: DeBarr Residential Treatment Center, Palmer Residential Treatment Center

Garfield Park Hospital, LLC

Incorporated State: Illinois

Business Name: Garfield Park Behavioral Hospital

Gateway-Phase IV Commercial Property Owners Association, Inc.

Incorporated State: Texas

GBO NNHS ASC, JV, LLC

Incorporated State: Nevada

Glen Oaks Hospital, Inc.

Incorporated State: Texas

Business Name: Glen Oaks Hospital

Great Plains Hospital, Inc.

Incorporated State: Missouri

Business Name: Heartland Behavioral Health Services

Gulf Coast Treatment Center, Inc.

Incorporated State: Florida

Business Name: Gulf Coast Treatment Center, Gulf Coast Youth Services and Okaloosa Youth Academy

Gulph Mills Associates, LLC

Incorporated State: Pennsylvania

H.C. Corporation

Incorporated State: Alabama

H.C. Partnership

Incorporated State: Alabama

Business Name: Hill Crest Behavioral Health Services

Harbor Point Behavioral Health Center, Inc.

Incorporated State: Virginia

Business Name: Harbor Point Behavioral Health Center and The Kempsville Center for Behavioral Health

Havenwyck Hospital Inc.

Incorporated State: Michigan

Business Name: Havenwyck Hospital and Cedar Creek Hospital

Health Alliance ACO, LLC

Incorporated State: Florida

HealthGPT, LLC

Incorporated State: Delaware

Heart Clinic, P.L.L.C.

Incorporated State: Texas

Heritage Oaks Patient Enrichment Center, Inc.

Incorporated State: California

Business name: Heritage Oaks Patient Enrichment Center

HHC Augusta, Inc.

Incorporated State: Georgia

Business Name: Lighthouse Care Center of Augusta

HHC Berkeley, Inc.

Incorporated State: South Carolina

HHC Delaware, Inc.

Incorporated State: Delaware

HHC Indiana, Inc.

Incorporated State: Indiana

Business Name: Michiana Behavioral Health

HHC Kingwood Investment, LLC

Incorporated State: Delaware

HHC Oconee, Inc.

Incorporated State: South Carolina

HHC Ohio, Inc.

Incorporated State: Ohio

Business Name: Windsor Laurelwood Center for Behavioral Medicine

HHC Pennsylvania, LLC

Incorporated State: Delaware

HHC Poplar Springs, LLC

Incorporated State: Virginia

Business Name: Poplar Springs Hospital

HHC River Park, Inc.

Incorporated State: West Virginia

Business Name: River Park Hospital

HHC South Carolina, Inc.

Incorporated State: South Carolina

Business Name: Lighthouse Behavioral Health Hospital

HHC St. Simons, Inc.

Incorporated State: Georgia

Business Name: Saint Simons By-The-Sea

Hickory Trail Hospital, L.P.

Incorporated State: Delaware

Business Name: Hickory Trail Hospital

Hidalgo County Clinical Services, Inc.

Incorporated State: Texas

High Plains Behavioral Health, L.P.

Incorporated State: Delaware

Holly Hill Hospital, LLC

Incorporated State: Tennessee

Business Name: Holly Hill Hospital

Holly Hill Real Estate, LLC

Incorporated State: North Carolina

Horizon Health Austin, Inc.

Incorporated State: Texas

Horizon Health Corporation

Incorporated State: Delaware

Horizon Health Hospital Services, LLC

Incorporated State: Delaware

Horizon Health Physical Rehabilitation Services, LLC

Incorporated State: Delaware

Horizon Mental Health Management, LLC

Incorporated State: Texas

HRI Clinics, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Counseling Services

HRI Hospital, Inc.

Incorporated State: Massachusetts

Business Name: HRI Hospital

HSA Hill Crest Corporation

Incorporated State: Alabama

Hughes Center, LLC

Incorporated State: Virginia

Business Name: The Hughes Center

Independence Aiken, LLC

Incorporated State: Delaware

Independence Amarillo, LLC

Incorporated State: Delaware

Independence Anesthesia, LLC

Incorporated State: Florida

Independence Anesthesia of South Carolina, LLC

Incorporated State: South Carolina

Independence Denison, LLC

Incorporated State: Delaware

Independence Enid, LLC

Incorporated State: Delaware

Independence Laredo, LLC

Incorporated State: Delaware

Independence Las Vegas, LLC

Incorporated State: Delaware

Independence Manatee, LLC

Incorporated State: Delaware

Independence McAllen, LLC

Incorporated State: Delaware

Independence Physician Management, LLC

Incorporated State: Delaware

Independence Shared Services, LLC

Incorporated State: Delaware

Independence Southern California, LLC

Incorporated State: Delaware

Independence Sparks, LLC

Incorporated State: Delaware

Independence Wellington, LLC

Incorporated State: Delaware

Indiana Psychiatric Institutes, LLC

Incorporated State: Delaware

InfoScriber Corporation

Incorporated State: Delaware

IPM Holding Sub, LLC

Incorporated State: Delaware

IPM SoCal Management, LLC

Incorporated State: Delaware

Isand Limited

Incorporated State: United Kingdom

Business Name: Beckly, Hawkstone, Langdale House, The Outwood, Oxley Woodhouse, Thornfield House

Isand (Domiciliary Care) Limited

Incorporated State: United Kingdom

Business Name: Ashfield House, Gledcliffe Road, Langdale Coach House and Edgar House

Island 77, LLC

Incorporated State: Delaware

KEYS Group Holdings LLC

Incorporated State: Delaware

Keystone Charlotte LLC

Incorporated State: North Carolina

Keystone Continuum, LLC

Incorporated State: Tennessee

Business Name: Cedar Grove Residential Treatment Center, Mountain Youth Academy and Natchez Trace Youth Academy

Keystone Education and Youth Services, LLC

Incorporated State: Tennessee

Keystone Marion, LLC

Incorporated State: Virginia

Keystone Memphis, LLC

Incorporated State: Tennessee

Business Name: Compass Intervention Center and McDowell Center for Children

Keystone Newport News, LLC

Incorporated State: Virginia

Business Name: Newport News Behavioral Health Center

Keystone NPS LLC

Incorporated State: California

Keystone Richland Center LLC

Incorporated State: Ohio

Business Name: Foundations for Living

Keystone WSNC, L.L.C.

Incorporated State: North Carolina

Business Name: Old Vineyard Behavioral Health Services

Keystone/CCS Partners LLC

Incorporated State: Delaware

Kids Behavioral Health of Alaska, Inc.

Incorporated State: Alaska

Kids Behavioral Health of Utah, Inc.

Incorporated State: Utah

Business Name: Copper Hills Youth Center

Kingwood Pines Hospital, LLC

Incorporated State: Texas

KMI Acquisition, LLC

Incorporated State: Delaware

Business Name: The Brook Hospital-KMI

La Amistad Residential Treatment Center, LLC

Incorporated State: Florida

Business Name: Central Florida Behavioral Hospital, La Amistad Behavioral Health Services

La Paloma Treatment Center, LLC

Incorporated State: Tennessee

Business Name: The Oaks at La Paloma, and Foundations Memphis

Lakewood Ranch Medical Center Auxiliary, Incorporated

Incorporated State: Florida

Lakewood Ranch Medical Group, LLC

Incorporation State: Florida

Lakewood Ranch Neurology, LLC

Incorporation State: Florida

Lancaster Behavioral Health Hospital, LLC

Incorporated State: Pennsylvania

Business Name: Lancaster Behavioral Health Hospital

Lancaster Hospital Corporation

Incorporated State: California

Business Name: Palmdale Regional Medical Center

Lancaster Hospital Receivables, L.L.C.

Incorporated State: Delaware

Laredo ASC, Inc.

Incorporated State: Texas

Laredo FED JV1, LLC

Incorporated State: Texas

Laredo Holdings, Inc.

Incorporated State: Delaware

Laredo MOB Partners, Ltd.

Incorporated State: Texas

Laredo Physicians Group

Incorporated State: Texas

Laredo Regional Medical Center, L.P.

Incorporated State: Delaware

Business Name: Doctors’ Hospital of Laredo. Doctors’ Hospital Emergency Room South and Doctors’ Hospital Emergency Room Saunders

Laredo Regional Receivables, L.L.C.

Incorporated State: Delaware

Laredo Regional, Inc.

Incorporated State: Delaware

Las Vegas Medical Group, LLC

Incorporated State: Nevada

Laurel Oaks Behavioral Health Center, Inc.

Incorporated State: Delaware

Business Name: Laurel Oaks Behavioral Health Center

Laurelwood Associates, Inc.

Incorporated State: Ohio

Lebanon Hospital Partners, LLC

Incorporated State: Tennessee

Liberty Point Behavioral Healthcare, LLC

Incorporated State: Delaware

Business Name: Liberty Point Behavioral Healthcare

Manatee ACO Holdings, LLC

Incorporated State: Delaware

Manatee Cardiology Associates, LLC

Incorporated State: Delaware

Manatee Memorial Foundation, Inc.

Incorporated State: Florida

Manatee Memorial Hospital, L.P.

Incorporated State: Delaware

Business Name: Manatee Memorial Hospital, Lakewood Ranch Medical Center, Manatee Diagnostic Center Arcadia, Manatee Diagnostic Center Parrish, Manatee Diagnostic Center Pointe West and Manatee Diagnostic Center Riverside

Manatee Memorial Receivables, L.L.C.

Incorporated State: Delaware

Manatee Physician Alliance, LLC

Incorporated State: Florida

Manatee Specialty Physician Alliance, LLC

Incorporated State: Florida

Mayhill Behavioral Health, LLC

Incorporated State: Texas

Business Name: Mayhill Hospital

Mayhill Behavioral Properties, LLC

Incorporated State: Texas

McAllen Holdings, Inc.

Incorporated State: Delaware

McAllen Hospitalist Group, PLLC

Incorporated State: Texas

McAllen Hospitals Receivables, L.L.C.

Incorporated State: Delaware

McAllen Hospitals, L.P.

Incorporated State: Delaware

Business Name: South Texas Health System Behavioral, South Texas Health System Children’s, South Texas Health System Edinburg, South Texas Health System McAllen, South Texas Health System Heart, South Texas Health System ER Alamo, South Texas Health System ER McColl, South Texas Health System ER Mission, South Texas Health System ER Monte Cristo, South Texas Health System ER Ware Road and South Texas Health System ER Weslaco

McAllen Medical Center Foundation

Incorporated State: Texas

McAllen Medical Center Physicians, Inc.

Incorporated State: Texas

McAllen Medical Center, Inc.

Incorporated State: Delaware

Mental Health Outcomes, LLC

Incorporated State: Delaware

Meridell Achievement Center, Inc.

Incorporated State: Texas

Business Name: Meridell Achievement Center

Merion Building Management, Inc.

Incorporated State: Delaware

Mesilla Valley Hospital, Inc.

Incorporated State: New Mexico

MHCCC, LLC

Incorporated State: Tennessee

Michigan BH JV, LLC

Incorporated State: Michigan

Business Name: Beaumont Behavioral Health

Michigan Healthcare Staffing, LLC

Incorporated State: Michigan

Michigan Psychiatric Services, Inc.

Incorporated State: Michigan

Mid Atlantic Medicine, LLC

Incorporated State: Delaware

Milwaukee Behavioral Health, LLC

Incorporated State: Wisconsin

Business Name: Granite Hills Hospital

Millwood Hospital, L.P.

Incorporated State: Texas

Business Name: Millwood Hospital

Nashville Rehab, LLC

Incorporated State: Tennessee

Neuro Institute of Austin, L.P.

Incorporated State: Texas

Business Name: Texas NeuroRehab Center

Nevada Clinical Services, Inc.

Incorporated State: Nevada

Nevada Preferred Healthcare Providers, LLC

Incorporated State: Nevada

NEWCO BH PA JV, LLC

Incorporated State: Pennsylvania

NEWCO Oregon, Inc.

Incorporated State: Delaware

North Spring Behavioral Healthcare, Inc.

Incorporated State: Tennessee

Business Name: North Spring Behavioral Healthcare

Northern Indiana Partners, LLC

Incorporated State: Tennessee

Northern Nevada ASC Management, LLC

Incorporated State: Nevada

Northern Nevada Cardiology PC

Incorporated State: California

Northern Nevada Diagnostic Imaging-Spanish Springs, L.L.C.

Incorporated State: Nevada

Northern Nevada Medical Group, LLC

Incorporation State: Nevada

Northwest Texas Healthcare Receivables, L.L.C.

Incorporated State: Delaware

Northwest Texas Healthcare System, Inc.

Incorporated State: Texas

Business Name: Northwest Texas Healthcare System, The Pavilion at Northwest Texas Healthcare System, Northwest Emergency at Town Square

Northwest Texas Physician Group

Incorporated State: Texas

Northwest Texas Wyatt Clinic, PLLC

Incorporated State: Texas

Northwest Urgent Care, PLLC

Incorporated State: Texas

NWTHS Management, LLC

Incorporated State: Texas

NWTX Physician Network, PLLC

Incorporated State: Texas

Oak Plains Academy of Tennessee, Inc.

Incorporation State: Tennessee

Business Name: Oak Plains Academy

Oasis Health Systems, L.L.C.

Incorporated State: Nevada

Ocala Behavioral Health, LLC

Incorporated State: Delaware

Business Name: The Vines Hospital

Olympia Behavioral Health, LLC

Incorporated State: Washington

Orchard Portman Hospital Limited

Incorporated State: United Kingdom

Orchard Portman House Limited

Incorporated State: United Kingdom

Oregon Psychiatric Realty, LLC

Incorporated State: Delaware

Palm Point Behavioral Health, LLC

Incorporated State: Florida

Business Name: Palm Point Behavioral Health

Palm Springs Treatment Centers, LLC

Incorporated State: Tennessee

Business Name: Michael’s House and Michael’s House Outpatient

Palmdale Regional Medical Foundation

Incorporated State: California

Palmetto Behavioral Health Holdings, LLC

Incorporated State: Delaware

Palmetto Behavioral Health Solutions, LLC

Incorporated State: South Carolina

Palmetto Behavioral Health System, L.L.C.

Incorporated State: South Carolina

Palmetto Lowcountry Behavioral Health, L.L.C.

Incorporated State: South Carolina

Business Name: Palmetto Lowcountry Behavioral Health

Palmetto Mt. Pleasant Behavioral Health, LLC

Incorporated State: South Carolina

Palmetto Pee Dee Behavioral Health, L.L.C.

Incorporated State: South Carolina

Park HealthCare Company

Incorporated State: Tennessee

Pasteur Healthcare Properties, LLC

Incorporated State: Delaware

Peak Behavioral Health Services, LLC

Incorporated State: Delaware

Pendleton Methodist Hospital, L.L.C.

Incorporated State: Delaware

Pennsylvania Clinical Schools, Inc.

Incorporated State: Pennsylvania

PR Holding II, LLC

Incorporated State: Puerto Rico

Premier Behavioral Solutions of Florida, Inc.

Incorporated State: Delaware

Business Name: Palm Shores Behavioral Health Center, Suncoast Behavioral Health Center

Premier Behavioral Solutions, Inc.

Incorporated State: Delaware

Preparatory School at the National Deaf Academy, Inc.

Incorporated State: Florida

Pride Institute, Inc.

Incorporated State: Minnesota

Business Name: PRIDE Institute

Prominence Care Alliance, LLC

Incorporated State: Delaware

Prominence Florida Holdings, LLC

Incorporated State: Florida

Prominence HealthFirst

Incorporated State: Nevada

Prominence HealthFirst of Florida, Inc.

Incorporated State: Florida

Prominence HealthFirst of Texas, Inc.

Incorporated State: Texas

Prominence Holdings, LLC

Incorporated State: Nevada

Prominence Management Services, LLC

Incorporated State: Nevada

Prominence Preferred Health Insurance Company, Inc.

Incorporated State: Nevada

Prominence Vera, LLC

Incorporated State: Nevada

Provo Canyon School, Inc.

Incorporated State: Utah

PSJ Acquisition, LLC

Incorporated State: North Dakota

Business Name: Prairie St. John’s

Psychiatric Realty, LLC

Incorporated State: Delaware

Psychiatric Solutions Hospitals, LLC

Incorporated State: Delaware

Psychiatric Solutions of Virginia, Inc.

Incorporated State: Tennessee

Psychiatric Solutions, Inc.

Incorporated State: Delaware

PsychManagement Group, Inc.

Incorporated State: West Virginia

Quail Surgical and Pain Management Center, LLC

Incorporated State: Nevada

Business Name: Quail Surgical and Pain Management Center

Radiation Oncology Center of Aiken, LLC

Incorporation State: South Carolina

Business Name: Cancer Care Institute of Carolina

Ramsay Managed Care, LLC

Incorporated State: Delaware

Ramsay Youth Services of Georgia, Inc.

Incorporated State: Delaware

Rancho Springs Receivables, L.L.C.

Incorporated State: Delaware

Recovery Physician Group of California, P.C.

Incorporated State: California

Recovery Physicians Group of Georgia, LLC

Incorporated State: Delaware

Recovery Physicians Group of Tennessee, LLC

Incorporated State: Delaware

Recovery Physicians Network of Michigan

Incorporated State: Michigan

Relational Therapy Clinic, Inc.

Incorporated State: Louisiana

Relativeto Limited

Incorporated State: United Kingdom

Business Name: Dene Brook, Longfield House, Dove Valley Mews, Woodrow House and Lowry House

Ridge Outpatient Counseling, L.L.C.

Incorporated State: Kentucky

River Crest Hospital, Inc.

Incorporated State: Texas

Business Name: River Crest Hospital

River Oaks, Inc.

Incorporated State: Louisiana

Business Name: River Oaks Hospital

Riveredge Hospital Holdings, Inc.

Incorporated State: Delaware

Riveredge Hospital, Inc.

Incorporated State: Illinois

Business Name: Riveredge Hospital

Riveredge Real Estate, Inc.

Incorporated State: Illinois

Riverside Medical Clinic Patient Services, LLC

Incorporated State: California

RMC Surgery Center, LLC

Incorporated State: California

Rolling Hills Hospital, LLC

Incorporated State: Tennessee

Business Name: Rolling Hills Hospital

RR Behavioral Realty LLC

Incorporated State: Delaware

RR Recovery LLC

Incorporated State: Delaware

Business Name: The Recovery Center

Sacramento Crisis Stabilization Center, Inc.

Incorporated State: California

Safe Spaces Limited

Incorporated State: United Kingdom

Salt Lake Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Salt Lake Behavioral Health

Salt Lake Psychiatric Realty, LLC

Incorporated State: Delaware

Samson Properties, LLC

Incorporated State: Florida

Schick Shadel of Florida, LLC

Incorporated State: Florida

Sentara Care Alliance, LLC

Incorporated State: Florida

Shadow Mountain Behavioral Health System, LLC

Incorporated State: Delaware

SHC-KPH, LP

Incorporated State: Texas

Business Name: Kingwood Pines Hospital

Short Ground Limited

Incorporated State: United Kingdom

Business Name: Norcott House, Norcott Lodge

Silver State ACO, LLC

Incorporated State: Nevada

SLBMI Alternative Programs, LLC

Incorporated State: Missouri

Somerset, Incorporated

Incorporated State: California

South Texas ACO Clinical Partners, LLC

Incorporated State: Texas

Southeastern Hospital Corporation

Incorporated State: Tennessee

Southern California Physician Network, Inc.

Incorporated State: California

Southern California Urgent Care Network

Incorporated State: California

Southern Riverside County Physician Network, PC

Incorporated State: California

Southside Imaging Center, LLC

Incorporation State: South Carolina

SP Behavioral, LLC

Incorporated State: Florida

Business Name: SandyPines Residential Treatment Center

Sparks Family Hospital Receivables, L.L.C

Incorporated State: Delaware

Sparks Family Hospital, Inc.

Incorporated State: Nevada

Business Name: Northern Nevada Medical Center and Northern Nevada Sierra Medical Center

Speeds Healthcare Ltd.

Incorporated State: United Kingdom

Spokane Behavioral Health LLC

Incorporated State: Washington

Business Name: Inland Northwest Behavioral Health

Spokane Valley Behavioral Health, LLC

Incorporated State: Delaware

Spring Valley Hospital Medical Center Auxiliary

Incorporated State: Nevada

Springfield Hospital, Inc.

Incorporated State: Delaware

Business Name: Lincoln Prairie Behavioral Health Center

St. Louis Behavioral Medicine Institute, Inc.

Incorporated State: Missouri

Business Name: Saint Louis Behavioral Medicine Institute

St. Mary’s Laboratory, LLC

Incorporated State: Oklahoma

St. Mary’s Physician Associates, L.L.C.

Incorporated State: Oklahoma

Stac Healthcare Limited

Incorporated State: United Kingdom

STHS IDTF at Weslaco, LLC

Incorporated State: Texas

Stonington Behavioral Health, Inc.

Incorporated State: Delaware

Business Name: Stonington Institute

Summerlin Hospital Medical Center LLC

Incorporated State: Delaware

Business Name: Summerlin Hospital Medical Center

Summerlin Hospital Medical Center, L.P.

Incorporated State: Delaware

Summerlin Hospital Receivables, L.L.C.

Incorporated State: Delaware

Summerlin Medical Center Auxiliary

Incorporated State: Nevada

Summit Oaks Hospital, Inc.

Incorporated State: New Jersey

Business Name: Summit Oaks Hospital

Sunstone Behavioral Health, LLC

Incorporated State: Tennessee

Surgery Center at Wellington, L.L.C.

Incorporated State: Florida

Surgery Center of the Temecula Valley, L.L.C.

Incorporated State: Delaware

Business Name: Temecula Valley Day Surgery

Taunton Hospital Limited

Incorporated State: United Kingdom

TBD Acquisition, LLC

Incorporated State: Delaware

Business Name: The Brook Hospital-Dupont

TBD Acquisition II, LLC

Incorporated State: Delaware

Business Name: Gulfport Behavioral Health System

TBJ Behavioral Center, LLC

Incorporated State: Delaware

Business Name: River Point Behavioral Health

Temecula Valley Hospital Receivables, L.L.C.

Incorporated State: Delaware

Temecula Valley Hospital, Inc.

Incorporated State: California

Business Name: Temecula Valley Hospital

Temple Behavioral Healthcare Hospital, Inc.

Incorporated State: Texas

Business Name: Canyon Creek Behavioral Health

Tennessee Clinical Schools, LLC

Incorporated State: Tennessee

Business Name: Hermitage Hall

Texas Cypress Creek Hospital, L.P.

Incorporated State: Texas

Business Name: Cypress Creek Hospital

Texas Hospital Holdings, Inc.

Incorporated State: Delaware

Texas Hospital Holdings, LLC

Incorporated State: Texas

Texas Laurel Ridge Hospital, L.P.

Incorporated State: Texas

Business Name: Laurel Ridge Treatment Center

Texas Oaks Psychiatric Hospital, L.P.

Incorporated State: Texas

Business Name: Austin Oaks Hospital

Texas Panhandle Clinical Partners ACO, LLC

Incorporated State: Texas

Texas San Marcos Treatment Center, L.P.

Incorporated State: Texas

Business Name: San Marcos Treatment Center

Texas West Oaks Hospital, L.P.

Incorporated State: Texas

Business Name: West Oaks Hospital

Texoma Clinical Partners ACO, LLC

Incorporated State: Texas

Texoma Healthcare System Receivables, L.L.C.

Incorporated State: Delaware

TexomaCare

Incorporated State: Texas

TexomaCare Specialty Physicians

Incorporated State: Texas

The Arbour, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Hospital

The Bridgeway, LLC.

Incorporated State: Arkansas

Business Name: The Bridgeway

The Canyon at Peace Park, LLC

Incorporated State: California

The Canyon at Santa Monica, LLC

Incorporated State: Delaware

Business Name: The Canyon at Santa Monica

The Charter School at the National Deaf Academy, Inc.

Incorporated State: Florida

The Friends of Wellington Regional Medical Center, Inc.

Incorporated State: Florida

The National Deaf Academy, LLC

Incorporated State: Florida

The Pavilion Foundation

Incorporated State: Illinois

Business Name: Pavilion Behavioral Health System

The Shores Behavioral Hospital, LLC

Incorporated State: Florida

Three Rivers Behavioral Health, LLC

Incorporated State: South Carolina

Business Name: Three Rivers Behavioral Health

Three Rivers Healthcare Group, LLC

Incorporated State: South Carolina

Three Rivers Residential Treatment/Midlands Campus, Inc.

Incorporated State: South Carolina

Business Name: Three Rivers Midlands

Three Rivers SPE Holding, LLC

Incorporated State: South Carolina

Three Rivers SPE, LLC

Incorporated State: South Carolina

Toledo Holding Co., LLC

Incorporated State: Delaware

Turning Point Care Center, LLC

Incorporated State: Georgia

Business Name: Turning Point Care Center

Two Rivers Psychiatric Hospital, Inc.

Incorporated State: Delaware

TXOK Urgent Cares

Incorporated State: Texas

UB of West FL HoldCo, LLC

Incorporated State: Delaware

UB of West FL, LLC

Incorporated State: Delaware

UBH of Oregon, LLC

Incorporated State: Delaware

Business Name: Cedar Hills Hospital

UBH of Phoenix Realty, LLC

Incorporated State: Delaware

UBH of Phoenix, LLC

Incorporated State: Delaware

Business Name: Valley Hospital

UBMAA, LLC

Incorporated State: Delaware

UHP, LP

Incorporated State: Delaware

Business Name: University Behavioral Health of Denton

UHS Advisory, Inc.

Incorporated State: Delaware

UHS Ambulatory Network LLC

Incorporated State: Delaware

UHS ASC LLC

Incorporated State: Delaware

UHS ASC Master, LLC

Incorporated State: Delaware

UHS Assurance Company Ltd.

Incorporated State: Bermuda

UHS BH Internship Aggregator, LLC

Incorporated State: Arizona

UHS BH PA JV, LLC

Incorporated State: Pennsylvania

UHS BH Telepsych FL, PLLC

Incorporated State: Florida

UHS BH Telepsych, LLC

Incorporated State: Delaware

UHS Building Solutions, Inc.

Incorporation State: Delaware

UHS Capitol Acquisition, LLC

Incorporated State: Delaware

UHS Children Services, Inc.

Incorporated State: Delaware

UHS East End Corporation

Incorporated State: District of Columbia

UHS East End Sub, LLC

Incorporated State: District of Columbia

UHS Florida MA JV Holdings, LLC

Incorporated State: Florida

UHS FLPG Florida, LLC

Incorporated State: Delaware

UHS Funding, LLC

Incorporated State: Delaware

UHS Good Samaritan, L.L.C.

Incorporated State: Delaware

UHS Green Bay OUD, LLC

Incorporated State: Delaware UHS High Point OUD, LLC

Incorporated State: Delaware

UHS Holding Company, Inc.

Incorporated State: Nevada

UHS Home Health LLC

Incorporated State: DelawareUHS Imaging LLC

Incorporated State: Delaware

UHS Integrated Management, LLC

Incorporated State: Delaware

UHS International, Inc.

Incorporated State: Delaware

UHS Kentucky Holdings, L.L.C.

Incorporated State: Delaware

UHS Manitowoc OUD, LLC

Incorporated State: Delaware

UHS Midwest Behavioral Health, LLC

Incorporated State: Delaware

UHS Midwest Center for Youth and Families, LLC

Incorporated State: Indiana

Business Name: Midwest Center for Youth and Families

UHS of Anchor, L.P.

Incorporated State: Delaware

Business Name: Anchor Hospital

UHS of Benton Day School and Treatment Program, Inc.

Incorporated State: Delaware

UHS of Benton, LLC

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Services of Arkansas

UHS of Bowling Green, LLC

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Hospital

UHS of Centennial Peaks, LLC

Incorporation State: Delaware

Business Name: Centennial Peaks Hospital

UHS of Cornerstone Holdings, Inc.

Incorporated State: Delaware

UHS of Cornerstone, Inc.

Incorporated State: Delaware

UHS of D.C., Inc.

Incorporated State: Delaware

UHS of Delaware, Inc.

Incorporated State: Delaware

UHS of Denver, Inc.

Incorporated State: Delaware

Business Name: Highlands Behavioral Health System

UHS of Dover, L.L.C.

Incorporated State: Delaware

Business Name: Dover Behavioral Health System

UHS of Doylestown, L.L.C.

Incorporated State: Delaware

Business Name: Foundations Behavioral Health

UHS of Fairmount, Inc.

Incorporated State: Delaware

Business Name: Fairmount Behavioral Health System

UHS of Fuller, Inc.

Incorporated State: Massachusetts

Business Name: Fuller Hospital

UHS of GB, Inc.

Incorporated State: Delaware

UHS of Georgia Holdings, Inc.

Incorporated State: Delaware

UHS of Georgia, Inc.

Incorporated State: Delaware

UHS of Greenville, LLC.

Incorporated State: Delaware

Business Name: Carolina Center for Behavioral Health

UHS of Hampton Learning Center, Inc.

Incorporated State: New Jersey

UHS of Hampton, Inc.

Incorporated State: New Jersey

Business Name: Hampton Behavioral Health Center

UHS of Hartgrove, Inc.

Incorporated State: Illinois

Business Name: Hartgrove Behavioral Health System

UHS of Indiana, Inc.

Incorporated State: Indiana

UHS of Kansas City, LLC

Incorporated State: Delaware

UHS of Kootenai River, Inc.

Incorporated State: Delaware

Business Name: Boulder Creek Academy

UHS of Lakeside, LLC

Incorporated State: Delaware

Business Name: Lakeside Behavioral Health System

UHS of Lancaster, LLC

Incorporated State: Pennsylvania

UHS of Laurel Heights, L.P.

Incorporated State: Delaware

Business Name: Laurel Heights Hospital

UHS of Madera, Inc.

Incorporated State: Delaware

Business Name: Valley Children’s Hospital

UHS of New Orleans, LLC

Incorporated State: Louisiana

UHS of No. Nevada, LLC

Incorporated State: Nevada

UHS of Oklahoma Receivables, L.L.C

Incorporated State: Delaware

UHS of Oklahoma, LLC

Incorporated State: Oklahoma

Business Name: St. Mary’s Regional Medical Center

UHS of Parkwood, Inc.

Incorporated State: Delaware

Business Name: Parkwood Behavioral Health System

UHS of Peachford, L.P.

Incorporated State: Delaware

Business Name: Peachford Hospital

UHS of Pennsylvania, Inc.

Incorporated State: Pennsylvania

Business Name: Clarion Psychiatric Center, Horsham Clinic, Meadows Psychiatric Center and Roxbury Treatment Center

UHS of Phoenix, LLC

Incorporated State: Delaware

Business Name: Quail Run Behavioral Health

UHS of Provo Canyon, Inc.

Incorporated State: Delaware

Business Name: Provo Canyon School and Provo Canyon Behavioral Hospital

UHS of Puerto Rico, Inc.

Incorporated State: Delaware

UHS of Ridge, LLC

Incorporated State: Delaware

Business Name: The Ridge Behavioral Health System

UHS of River Parishes, Inc.

Incorporated State: Louisiana

UHS of Rockford, LLC

Incorporated State: Delaware

Business Name: Rockford Center

UHS of Salt Lake City, L.L.C.

Incorporated State: Delaware

UHS of Savannah, L.L.C.

Incorporated State: Delaware

Business Name: Coastal Harbor Treatment Center and Coastal Behavioral Health

UHS of Spring Mountain, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Treatment Center

UHS of Springwoods, L.L.C.

Incorporated State: Delaware

Business Name: Springwoods Behavioral Health

UHS of SummitRidge, L.L.C.

Incorporation State: Delaware

Business Name: SummitRidge Hospital

UHS of Sutton, Inc.

Incorporated State: Delaware

UHS of Talbot, L.P.

Incorporated State: Delaware

Business Name: Talbott Recovery and Talbott Recovery Dunwoody

UHS of Texoma, Inc.

Incorporated State: Delaware

Business Name: Texoma Medical Center, TMC Behavioral Health Center, Texoma ER at Sherman, an Extension of Texoma Medical Center and Texoma ER at Anna, an Extension of Texoma Medical Center

UHS of Timberlawn, Inc.

Incorporated State: Texas

Business Name: Garland Behavioral Hospital

UHS of Timpanogos, Inc.

Incorporated State: Delaware

Business Name: Center for Change

UHS of Tucson, LLC

Incorporated State: Delaware

Business Name: Palo Verde Behavioral Health

UHS of Westwood Pembroke, Inc.

Incorporated State: Massachusetts

Business Name: Pembroke Hospital

UHS of Wyoming, Inc.

Incorporated State: Delaware

Business Name: Wyoming Behavioral Institute

UHS OUD Specialty Hold Co., LLC

Incorporated State: Delaware

UHS Outpatient CA, LLC

Incorporated State: Delaware UHS Outpatient GA, LLC

Incorporated State: Delaware

UHS Outpatient IL, LLC

Incorporated State: Delaware

UHS Outpatient MN, LLC

Incorporated State: Delaware

UHS Outpatient TX, LLC

Incorporated State: Delaware

UHS Petersburg OUD, LLC

UHS-Corona Receivables, L.L.C

Incorporated State: Delaware

UHS-Corona, Inc.

Incorporated State: Delaware

Business Name: Corona Regional Medical Center

UHS-Evolution Homecare, LLC

Incorporated State: Delaware

UHS-Lakeland Medical Center, L.L.C.

Incorporated State: Delaware

UHS-LVHN JV, LLC

Incorporated State: Pennsylvania

UHSB International SRL

Incorporated State: Barbados

UHSD, L.L.C.

Incorporated State: Nevada

UHSF, L.L.C.

Incorporated State: Delaware

UHSL, L.L.C.

Incorporated State: Nevada

UHS Oklahoma City LLC

Incorporated State: Oklahoma

Business Name: Cedar Ridge Hospital, Cedar Ridge Residential Treatment Center and Cedar Ridge Behavioral Health at Bethany

UHS Receivables Corporation

Incorporated State: Delaware

UHS Recovery Foundation, Inc.

Incorporated State: Pennsylvania

Business Name: Keystone Center

UHS Retail Pharmacy LLC

Incorporated State: Delaware

UHS S TX Investco, LLC

Incorporated State: Delaware

UHS Sahara, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Sahara

UHS Southern California Medical Education Consortium, LLC

Incorporated State: Delaware

UHS Sub III, LLC

Incorporated State: Delaware

UHS Surgical Hospital of Texoma, LLC

Incorporated State: Texas

UHS TeleHealth LLC

Incorporated State: Delaware

UHS Telehealth Product, LLC

Incorporated State: Delaware

UHS THP Holdings, LLC

Incorporated State: Texas

UK Acquisitions No.6 Limited

Incorporated State: United Kingdom

United HealthCare of Hardin, Inc.

Incorporated State: Tennessee

Business Name: Lincoln Trail Behavioral Health System

Universal Community Behavioral Health, Inc.

Incorporated State: Pennsylvania

Universal HMO, Inc.

Incorporated State: Nevada

Universal Health Finance, L.L.C.

Incorporated State: Delaware

Universal Health Network, Inc.

Incorporated State: Nevada

Universal Health Recovery Centers, Inc.

Incorporated State: Pennsylvania

Universal Health Services Foundation

Incorporated State: Pennsylvania

Universal Health Services of Cedar Hill, Inc.

Incorporated State: Texas

Universal Health Services of Palmdale, Inc.

Incorporated State: Delaware

Universal Health Services of Rancho Springs, Inc.

Incorporated State: California

Business Name: Southwest Healthcare System- Inland Valley Medical Center Campus and Southwest Healthcare System- Rancho Springs Medical Center Campus

Universal Treatment Centers, Inc.

Incorporated State: Delaware

University Behavioral Health of El Paso, LLC

Incorporated State: Delaware

Business Name: El Paso Behavioral Health System

University Behavioral, LLC

Incorporated State: Florida

Business Name: University Behavioral Center

Valle Vista Hospital Partners, LLC

Incorporated State: Tennessee

Valle Vista, LLC

Incorporated State: Delaware

Business Name: Valle Vista Health System

Valley Health System LLC

Incorporated State: Delaware

Business Names: Centennial Hills Hospital Medical Center, Desert Springs Hospital Medical Center, Henderson Hospital, Spring Valley Hospital Medical Center and Valley Hospital Medical Center, ER at Green Valley Ranch and ER at Blue Diamond

Valley Health System Receivables, L.L.C.

Incorporated State: Delaware

Valley Hospital Medical Center, Inc.

Incorporated State: Nevada

Valley Surgery Center, L.P.

Incorporated State: Delaware

VHS ACO Holdings, LLC

Incorporated State: Delaware

VHS Primary Care Network, LLC

Incorporated State: Delaware

Virgin Islands Behavioral Services, Inc.

Incorporated State: Virginia

Vista Diagnostic Center, L.L.C.

Incorporated State: Nevada

Wekiva Springs Center, LLC

Incorporated State: Delaware

Business Name: Wekiva Springs Center

Wellington Physician Alliances, Inc.

Incorporation State: Florida

Wellington Regional Health & Education Foundation, Inc.

Incorporated State: Florida

Wellington Regional Medical Center, LLC

Incorporated State: Florida

Business Name: Wellington Regional Medical Center and ER at Westlake

Wellington Regional Receivables, L.L.C.

Incorporated State: Delaware

Wellstone Holdings, Inc.

Incorporated State: Delaware

Wellstone Regional Hospital Acquisition, LLC

Incorporated State: Indiana

Business Name: Wellstone Regional Hospital

West Church Partnership

Incorporated State: Illinois

West Henderson Hospital Medical Center, LLC

Incorporated State: Nevada

West Oaks Real Estate, L.P.

Incorporated State: Texas

West Patrick Real Estate, LLC

Incorporated State: Delaware

Wildomar Medical Properties, LLC

Incorporated State: Delaware

Willow Springs, LLC

Incorporated State: Delaware

Business Name: Willow Springs Center

Windmoor Healthcare Inc.

Incorporated State: Florida

Business Name: Windmoor Healthcare of Clearwater

Windmoor Healthcare of Pinellas Park, Inc.

Incorporated State: Delaware

Wisconsin Avenue Psychiatric Center, Inc.,

Incorporated State: Delaware

Business Name: Psychiatric Institute of Washington

WRMCABNS, LLC

Incorporated State: Florida

Yarrow Lodge, LLC

Incorporated State: Delaware

Business Name: Skywood Recovery

Zeus Endeavors, LLC

Incorporated State: Florida